UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2017, Ladenburg Thalmann Financial Services Inc. (the “Company”) entered into a $40 million revolving credit agreement (the “Credit Agreement”) with Frost Gamma Investments Trust (“Frost Gamma”), an entity affiliated with Dr. Phillip Frost, the Company’s Chairman of the Board and principal shareholder. The Credit Agreement replaces the Company’s existing credit agreement, dated as of October 19, 2007, as amended on August 25, 2009, August 16, 2011 and March 9, 2016, with Frost Nevada Investments Trust (the “2007 Credit Agreement”), an entity affiliated with Dr. Phillip Frost, which was terminated on November 8, 2017 in connection with entering into the new Credit Agreement. The Credit Agreement has substantially the same terms as the 2007 Credit Agreement. The Credit Agreement matures on August 25, 2021 and bears interest at a rate of 11% per annum, payable monthly. The Company may repay outstanding amounts or re-borrow amounts under the Credit Agreement at any time prior to the maturity date, without penalty. The note issued under the Credit Agreement (the “Note”) contains customary events of default, which if uncured, entitle the holder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, such note.

The foregoing description of the Credit Agreement and the Note is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, including the form of Note thereunder, attached as an exhibit hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information in Item 1.01 of this Current Report is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Credit Agreement, dated as of November 8, 2017, by and between the Company and Frost Gamma Investments Trust, including the form of note thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

Date: November 9, 2017	By:	/s/ Brett H. Kaufman
	Name:`	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer